Exhibit 32

EDWARDS LIFESCIENCES CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Edwards Lifesciences Corporation (the "Company") on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael A. Mussallem, Chairman of the Board and Chief Executive Officer of the Company, and Scott B. Ullem, Corporate Vice President, Chief Financial Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL A. MUSSALLEM
February 15, 2019	Michael A. Mussallem Chairman of the Board and Chief Executive Officer

/s/ SCOTT B. ULLEM
February 15, 2019	Scott B. Ullem Corporate Vice President, Chief Financial Officer